Exhibit 8(b)

                     SUBCUSTODIAN AGREEMENT


     The undersigned custodian (the "Custodian") for the
investment companies identified in Schedule A attached
(collectively, the "Funds") hereby appoints on the following terms and conditions Chemical Bank as subcustodian (the
"Subcustodian") for it and the Subcustodian hereby accepts such appointment on the following terms and conditions as of the date set forth below.
     1.  Qualification.  The Custodian and the Subcustodian each represent to the other and to each Fund that it is qualified to act as a custodian for a registered investment company under the
Investment Company Act of 1940, as amended (the "1940 Act").
     2.  Subcustody.  The Subcustodian agrees to hold in a
separate account, segregated at all times from all other
accounts maintained by the Subcustodian, all securities and
evidence of rights thereto of each of the Funds (collectively,
"Fund Securities") deposited, from time to time by the Custodian with the Subcustodian.  The Subcustodian will accept, hold or dispose of and take such other reasonable actions with respect to Fund Securities, in addition to those specified in Section 3, in accordance with the instructions of the Custodian relating to
Fund Securities given in the manner set forth in Section 4
("Instructions").  The Subcustodian hereby waives any claim
against, or lien on, any Fund Securities for any claim
hereunder.  Registered Fund Securities may be held in the name of the Subcustodian or its nominee.  To the extent that
ownership of Fund Securities may be recorded by a book entry system maintained by any transfer agent or registrar for such
Fund Securities (including, but not limited to, any such system operated by the Subcustodian) or by Depository Trust Company,
the Subcustodian may hold Fund Securities as a book entry
reflecting the ownership of such Fund Securities by it or its nominee and need not possess certificates or any other evidence of ownership.
     3.  Subcustodian's Acts Without Instructions.  Except as
otherwise instructed pursuant to Section 4, the Subcustodian will (i) present all Fund Securities requiring presentation for any payment thereon, (ii) distribute to the Custodian cash
received thereupon, (iii) collect and distribute to the
Custodian interest and any dividends and distributions on Fund
Securities, (iv) forward to the Custodian all confirmations, notices, proxies or proxy soliciting materials relating to the
Fund Securities received by it (and the Custodian agrees to
forward same to the Fund), (v) report to the Custodian any
missed payment or other default upon any Fund Securities known to it as Subcustodian hereunder, (the Subcustodian shall be
deemed to have knowledge of any payment default on any Fund
Securities in respect of which it acts as paying agent); all cash distributions from the Subcustodian to the Custodian will be in same day funds, on the same day funds are received by the
Subcustodian unless such distribution required instructions from the Custodian which were not timely received, and (vi) at the request of the Custodian, or on its behalf, execute any
necessary declarations or certificates of ownership (provided by the Custodian or on its behalf) under any tax law now or
hereafter in effect.  The Subcustodian will furnish to the
Custodian, upon the Custodian's request, any report of the
Subcustodian's independent public accountants on an examination of its internal accounting controls and procedures for
safeguarding securities held in its custody for the account of others.
     4.  Instructions, Other Communications.  Any officer of the
Custodian designated from time to time, by letter to the
Subcustodian, signed by the President or any Vice President and any Assistant Vice President, Assistant Secretary or Assistant
Treasurer of the Custodian or any other officer or employee
designated by the Custodian in writing, as an officer of the
Custodian authorized to give Instructions to the Subcustodian with respect to Fund Securities (an "Authorized Officer") shall be authorized to instruct the Subcustodian as to the acceptance, holding, voting, presentation, disposition or any other action with respect to Fund Securities from time to time in writing signed by such Authorized Officer and delivered by hand, mail, telecopier, tested telex, tested computer printout or such other reasonable method as the Custodian and Subcustodian shall agree is designed to prevent unauthorized officer's instructions.  The
Subcustodian is also authorized to accept and act upon
Instructions regardless of the manner in which given (whether orally, by telephone or otherwise) if the Subcustodian
reasonably believes such Instructions are given by an Authorized
Officer.  The Subcustodian will promptly transmit to the
Custodian all receipts, confirmations or other transactional evidence received by it in respect of Fund Securities as to
which the Subcustodian has received any Instructions.
Instructions and other communications to the Subcustodian shall be given to Chemical Bank, 55 Water Street, Room 504, New York,
New York, Attention:  Debt Securities Administration, Phone
(212) 820-5616 Telex:  (212) 269-8510 (or to such other address as the Subcustodian shall specify by notice to the Custodian and each of the Funds).  Communications to the Custodian and the
Funds shall be made at the addresses set forth below (or to such other address as the Custodian or the Fund or Funds giving such notice, shall specify by notice to the Subcustodian).
     5.  The Subcustodian.  The Subcustodian shall not be liable for any action taken or omitted to be taken in carrying out the terms and provision of this Agreement if done without willful malfeasance, bad faith, negligence or reckless disregard of its obligations and duties under this Agreement.
     The Subcustodian shall not have any responsibility for
ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes or similar matters
relating to the Fund Securities, except upon Instructions from the Custodian, nor for informing the Custodian with respect
thereto, unless the Subcustodian has knowledge or is deemed to have knowledge of the aforesaid.  The Subcustodian shall be
deemed to have knowledge in circumstances where it is acting as tender agent or paying agent for the Fund Securities.  The
Subcustodian shall not be under a duty to supervise or to
provide advice (other than notice) to the Custodian or any of the Funds relative to any purchase, sale, retention or other disposition of any Fund Securities held hereunder.  The
Subcustodian shall for the benefit of the Custodian and the
Funds be required to exercise the same care with respect to the receiving, safekeeping, handling and delivery of Fund Securities than it customarily exercises in respect of its own securities.
     The Subcustodian will indemnify, defend and save harmless
the Custodian and the Funds from any loss or liability incurred by the Custodian arising out of or in connection with the
Subcustodian's willful malfeasance, bad faith, negligence or reckless disregard of its obligations and duties under this
Agreement; provided, however, that the Subcustodian shall in no event be liable for any special, indirect or consequential
damages.
     The Custodian agrees to be responsible for, and will
indemnify, defend and save harmless the Subcustodian (or any nominee in whose name any Fund Securities are registered) for, any loss or liability incurred by the Subcustodian (or such
nominee) arising out of or in connection with any action taken by the Subcustodian (or such nominee) in accordance with any
Instructions or any other action taken by the Subcustodian (or such nominee) in good faith and without negligence pursuant to this Agreement, including any expenses, taxes or other charges which the Subcustodian (or such nominee) is required to incur or pay in connection therewith.
     6.  Resignation.  The Subcustodian may resign as such at
any time upon not less than five business days' prior written notice to the Custodian.  In the event of such resignation or any other termination of this Agreement, the Subcustodian shall deliver all Fund Securities then held by it to the Custodian, or as otherwise directed by the Custodian pursuant to Instructions received by the Subcustodian, at the Custodian's expense;
provided, however, that the Subcustodian shall not be required to effect any such delivery outside the Borough of Manhattan.
     7.  Miscellaneous.  This Agreement (i) shall be governed by and construed in accordance with the laws of the State of New
York, (ii) may be executed in counterparts each of which shall be deemed an original but all of which shall constitute the same instrument, and (iii) may be amended only by written agreement
executed by the parties hereto.      IN WITNESS WHEREOF, the
undersigned have executed this Agreement as of the date set forth below.
Dated:             , 199_
                               The Bank of New York


                               By:



                               As Custodian for the Funds
                               Listed in Schedule A Attached



                               Chemical Bank


                               By:



                     SUBCUSTODIAN AGREEMENT



     The undersigned custodian (the "Custodian") for the
investment companies identified in Schedule A attached
(collectively, the "Funds") hereby appoints on the following terms and conditions Chemical Bank as subcustodian (the
"Subcustodian") for it and the Subcustodian hereby accepts such appointment on the following terms and conditions as of the date set forth below.
     1.  Qualification.  The Custodian and the Subcustodian each represent to the other and to each Fund that it is qualified to act as a custodian for a registered investment company under the
Investment Company Act of 1940, as amended (the "1940 Act").
     2.  Subcustody.  The Subcustodian agrees to hold in a
separate account, segregated at all times from all other
accounts maintained by the Subcustodian, all securities and
evidence of rights thereto of each of the Funds (collectively,
"Fund Securities") deposited, from time to time by the Custodian with the Subcustodian.  The Subcustodian will accept, hold or dispose of and take such other reasonable actions with respect to Fund Securities, in addition to those specified in Section 3, in accordance with the instructions of the Custodian relating to
Fund Securities given in the manner set forth in Section 4
("Instructions").  The Subcustodian hereby waives any claim
against, or lien on, any Fund Securities for any claim
hereunder.  Registered Fund Securities may be held in the name of the Subcustodian or its nominee.  To the extent that
ownership of Fund Securities may be recorded by a book entry system maintained by any transfer agent or registrar for such
Fund Securities (including, but not limited to, any such system operated by the Subcustodian) or by Depository Trust Company,
the Subcustodian may hold Fund Securities as a book entry
reflecting the ownership of such Fund Securities by it or its nominee and need not possess certificates or any other evidence of ownership.
     3.  Subcustodian's Acts Without Instructions.  Except as
otherwise instructed pursuant to Section 4, the Subcustodian will (i) present all Fund Securities requiring presentation for any payment thereon, (ii) distribute to the Custodian cash
received thereupon, (iii) collect and distribute to the
Custodian interest and any dividends and distributions on Fund
Securities, (iv) forward to the Custodian all confirmations, notices, proxies or proxy soliciting materials relating to the
Fund Securities received by it (and the Custodian agrees to
forward same to the Fund), (v) report to the Custodian any
missed payment or other default upon any Fund Securities known to it as Subcustodian hereunder, (the Subcustodian shall be
deemed to have knowledge of any payment default on any Fund
Securities in respect of which it acts as paying agent); all cash distributions from the Subcustodian to the Custodian will be in same day funds, on the same day funds are received by the
Subcustodian unless such distribution required instructions from the Custodian which were not timely received, and (vi) at the request of the Custodian, or on its behalf, execute any
necessary declarations or certificates of ownership (provided by the Custodian or on its behalf) under any tax law now or
hereafter in effect.  The Subcustodian will furnish to the
Custodian, upon the Custodian's request, any report of the
Subcustodian's independent public accountants on an examination of its internal accounting controls and procedures for
safeguarding securities held in its custody for the account of others.
     4.  Instructions, Other Communications.  Any officer of the
Custodian designated from time to time, by letter to the
Subcustodian, signed by the President or any Vice President and any Assistant Vice President, Assistant Secretary or Assistant
Treasurer of the Custodian or any other officer or employee
designated by the Custodian in writing, as an officer of the
Custodian authorized to give Instructions to the Subcustodian with respect to Fund Securities (an "Authorized Officer") shall be authorized to instruct the Subcustodian as to the acceptance, holding, voting, presentation, disposition or any other action with respect to Fund Securities from time to time in writing signed by such Authorized Officer and delivered by hand, mail, telecopier, tested telex, tested computer printout or such other reasonable method as the Custodian and Subcustodian shall agree is designed to prevent unauthorized officer's instructions.  The
Subcustodian is also authorized to accept and act upon
Instructions regardless of the manner in which given (whether orally, by telephone or otherwise) if the Subcustodian
reasonably believes such Instructions are given by an Authorized
Officer.  The Subcustodian will promptly transmit to the
Custodian all receipts, confirmations or other transactional evidence received by it in respect of Fund Securities as to
which the Subcustodian has received any Instructions.
Instructions and other communications to the Subcustodian shall be given to Chemical Bank, 55 Water Street, Room 504, New York,
New York, Attention:  Debt Securities Administration, Phone
(212) 820-5616 Telex:  (212) 269-8510 (or to such other address as the Subcustodian shall specify by notice to the Custodian and each of the Funds).  Communications to the Custodian and the
Funds shall be made at the addresses set forth below (or to such other address as the Custodian or the Fund or Funds giving such notice, shall specify by notice to the Subcustodian).
     5.  The Subcustodian.  The Subcustodian shall not be liable for any action taken or omitted to be taken in carrying out the terms and provision of this Agreement if done without willful malfeasance, bad faith, negligence or reckless disregard of its obligations and duties under this Agreement.
     The Subcustodian shall not have any responsibility for
ascertaining or acting upon any calls, conversions, exchange offers, tenders, interest rate changes or similar matters
relating to the Fund Securities, except upon Instructions from the Custodian, nor for informing the Custodian with respect
thereto, unless the Subcustodian has knowledge or is deemed to have knowledge of the aforesaid.  The Subcustodian shall be
deemed to have knowledge in circumstances where it is acting as tender agent or paying agent for the Fund Securities.  The
Subcustodian shall not be under a duty to supervise or to
provide advice (other than notice) to the Custodian or any of the Funds relative to any purchase, sale, retention or other disposition of any Fund Securities held hereunder.  The
Subcustodian shall for the benefit of the Custodian and the
Funds be required to exercise the same care with respect to the receiving, safekeeping, handling and delivery of Fund Securities than it customarily exercises in respect of its own securities.
     The Subcustodian will indemnify, defend and save harmless
the Custodian and the Funds from any loss or liability incurred by the Custodian arising out of or in connection with the
Subcustodian's willful malfeasance, bad faith, negligence or reckless disregard of its obligations and duties under this
Agreement; provided, however, that the Subcustodian shall in no event be liable for any special, indirect or consequential
damages.
     The Custodian agrees to be responsible for, and will
indemnify, defend and save harmless the Subcustodian (or any nominee in whose name any Fund Securities are registered) for, any loss or liability incurred by the Subcustodian (or such
nominee) arising out of or in connection with any action taken by the Subcustodian (or such nominee) in accordance with any
Instructions or any other action taken by the Subcustodian (or such nominee) in good faith and without negligence pursuant to this Agreement, including any expenses, taxes or other charges which the Subcustodian (or such nominee) is required to incur or pay in connection therewith.
     6.  Resignation.  The Subcustodian may resign as such at
any time upon not less than five business days' prior written notice to the Custodian.  In the event of such resignation or any other termination of this Agreement, the Subcustodian shall deliver all Fund Securities then held by it to the Custodian, or as otherwise directed by the Custodian pursuant to Instructions received by the Subcustodian, at the Custodian's expense;
provided, however, that the Subcustodian shall not be required to effect any such delivery outside the Borough of Manhattan.
     7.  Miscellaneous.  This Agreement (i) shall be governed by and construed in accordance with the laws of the State of New
York, (ii) may be executed in counterparts each of which shall be deemed an original but all of which shall constitute the same instrument, and (iii) may be amended only by written agreement
executed by the parties hereto.      IN WITNESS WHEREOF, the
undersigned have executed this Agreement as of the date set forth below.
Dated:             , 199_
                               The Bank of New York


                               By:



                               As Custodian for the Funds
                               Listed in Schedule A Attached



                               Chemical Bank


                               By: